Restricted cash	12 Months Ended
Mar. 31, 2017
Text Block [Abstract]
Restricted cash

4. Restricted cash

Restricted cash consists of the following:

	March 31, 2016 (INR)	As of March 31,
		2017 (INR)	2017 (US$)
Bank demand deposits	821,891	3,629,037	55,960
Term deposits	871,637	1,383,414	21,333

	1,693,528	5,012,451	77,293
Restricted cash — current	821,891	3,629,037	55,960

Restricted cash — non-current	871,637	1,383,414	21,333

The increase in the restricted cash balance from March 31, 2016 to March 31, 2017 is due to an increase in Company’s solar power plant construction activities, which in turn has resulted in increased borrowing needs and an increase in the respective restricted cash required by the lenders to cover principal and interest payments and letters of credit needed to purchase solar panels.